Exhibit 99.1

Greenrose Acquisition Corp. to Acquire Four Cannabis Companies, Creating a Vertically Integrated and Cash Flow Positive Platform Positioned for Significant

Growth

- Transaction to Publicly List a Platform of Cannabis Operators Across Limited License Medical
Markets, Newly Approved Recreational Markets and Established, but Highly Fragmented
Recreational Markets Where Consolidation Opportunities Exist -

- Total Initial Transaction Value of $210 Million, Maximum Earnout of $110 Million -

- Platform to Have Operations in Seven States, Including Nine Dispensaries and Over 300,000 ft2 of
Cultivation Producing Approximately 120,000 lbs. of Flower per Year -

- Pro Forma 2021 Revenue and Adjusted EBITDA Guidance of $158 Million and $56 Million,

Respectively -

- Greenrose Intends to Raise $150 Million in a Private Placement Consisting of a Mixture of Common

Stock and Debt -

Amityville, NY – March 15, 2021- Greenrose Acquisition Corp. (NASDAQ: GNRSU, GNRS, GNRSW) (Greenrose), a special purpose acquisition company targeting companies in the cannabis industry, has entered into definitive agreements to acquire four cannabis companies (The Platform). The companies are Shango Holdings Inc. (Shango), Futureworks LLC (d/b/a The Health Center), Theraplant, LLC, and True Harvest, LLC.

Prior to closing the transaction, Greenrose will be renamed The Greenrose Holding Company Inc. and is expected to transition its listing from the Nasdaq Capital Market to the OTCQX® Best Market. Additionally, Greenrose intends to list on the NEO exchange after the close of the transaction.

Platform Overview by State

STATE	FOOTPRINT AND HIGHLIGHTS
Arizona	One 74,000 ft2 cultivation facility and one processing facility
California	One dispensary, one distribution business
Colorado	Three dispensaries, three cultivation facilities with 58,500 ft2 of total cultivation capacity and one processing facility
Connecticut	One 68,000 ft2 combined cultivation, processing, manufacturing and packaging facility under expansion to add another 30,000 ft2; one of four exclusive growers statewide
Michigan	Three dispensaries, one 25,000 ft2 cultivation facility and two processing facilities
Nevada	One dispensary, one 20,000 ft2 cultivation facility with room to expand to 50,000 ft2 and one processing facility
Oregon	One dispensary and an additional dispensary license, two cultivation facilities totaling 10,000 ft2 of indoor capacity and 30,000 ft2 of outdoor capacity

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Greenrose Investment Highlights

●	Establishes a Footprint in High Growth Limited License Markets. Through these acquisitions, Greenrose will establish itself in highly profitable, high growth limited license markets such as Arizona, Nevada and the medical market of Connecticut.

●	Vertically Integrated Operations in Established Recreational Markets. In the established markets of Colorado, Oregon and California, Greenrose will pursue a high risk adjusted return business strategy of consolidating a group of highly fragmented, profitable markets.

●	Well Capitalized and Cash Flow Positive. Upon closing, the transaction will be immediately Adjusted EBITDA and cash flow positive with ample liquidity to execute Greenrose’s strategic growth objectives.

●	Rapid Growth Profile. The Platform’s estimated pro forma revenue and Adjusted EBITDA[1] in 2020 were $83 million and $32 million, respectively, and are projected to grow to $158 million and $56 million in 2021 and $230 million and $90 million in 2022. This represents a 66% and 68% compounded annual growth rate on pro forma revenue and Adjusted EBITDA, respectively.

●	Compelling M&A Pipeline. The cannabis market is enjoying strong growth, but attractively priced assets remain available due to capital constraints and companies with non-core assets. Greenrose intends to identify additional complementary companies and select premier retail assets. Through these and other opportunities, Greenrose seeks to both expand further within the states in which the Platform companies currently operate and enter new states.

●	Comprehensive Management Team. Greenrose will complement the strong team of cultivation, product development and retail managers within the Platform with its own executives, who possess significant corporate-level operational, financial, legal and public company experience.

“The companies we are bringing to market fully align with Greenrose’s core objectives,” said Mickey Harley, CEO and Director of Greenrose. “We are targeting strategic assets in several key states that present opportunities for further consolidation as we seek to deepen our presence, particularly in the West. Additionally, we are entering high growth, limited license markets and newly recreational markets. The Platform provides significant revenue, Adjusted EBITDA and cash flow right out of the gate, which we expect will help us drive our growth strategy.

“Across the Platform, we are targeting acquisitions with the highest quality retail alignment and superior cultivation capabilities, selling the most reputable products in their respective markets at premium prices. On a state-by-state level, we plan to build upon high growth, limited license markets like Nevada, as well as newly recreational and limited license markets like Arizona and Michigan. In emerging medical markets with recreational potential like Connecticut, where our company is generating strong cash flow, we are excited about this growth potential as the market evolves. In established but highly fragmented markets like California, Colorado and Oregon, the goal will be to take advantage of the consolidation opportunities those markets offer, recognizing the favorable risk-reward dynamics of such markets vis-à-vis the newer, limited license markets. We also anticipate evaluating select distressed and undervalued assets.”

[1]	2020 pro forma revenue and Adjusted EBITDA are unaudited.

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Paul Otto Wimer, Greenrose President, commented: “Our collective executive management team has extensive M&A experience and has multi-decade experience in business leadership, operational management and corporate finance. We expect the potential pipeline of longer-term opportunities to expand now that recreational legalization has become more widespread following the 2020 election. As we develop and expand our Platform, we plan to leverage the experience of our combined management team and our scale to accelerate growth.”

Transaction Terms & Financing

Under the terms of the agreement, Greenrose will acquire the Platform for approximately $210 million, consisting of approximately $170 million in cash, $15 million in stock and $25 million in debt, representing an attractive 2021 revenue and Adjusted EBITDA multiple of 1.3x and 3.8x, respectively. In addition, a maximum of $110 million in earnouts could be paid out through 2024, consisting of $75 million in stock and $35 million in debt.

Greenrose intends to commence an offering (the “Offering”) of $150 million in equity and debt securities in a private offering, and to use the net proceeds of such offering for the acquisition of the Platform and general corporate purposes. The interest rate and maturity of any debt securities and the terms of any equity offered will be determined at the time of sale. The Offering will be made only to persons reasonably believed to be accredited or otherwise qualified investors under the Securities Act of 1933, as amended (the “Securities Act”). Any securities sold by Greenrose in the Offering are not expected to be registered under the Securities Act and may not be resold absent registration or unless an exemption from such registration is available. This disclosure is made pursuant to Rule 135c of the Securities Act, and does not constitute an offer to sell securities in the Offering, nor a solicitation for an offer to buy securities in the Offering.

Assuming no redemptions by Greenrose’s public stockholders in connection with the acquisitions, the combined company, post-business combination and post-proposed Offering, will have an estimated $140 million in cash with $75 million in debt. Cash available is anticipated to consist of Greenrose’s approximately $173 million of cash in trust (before any redemptions) and an additional $150 million in gross proceeds from the Offering. In connection with the Offering, Greenrose has received a non-binding term sheet for $80 million, consisting of $40 million debt and $40 million equity.

The net proceeds raised from the transaction will primarily be used to support working capital and fund expansion through additional acquisitions. Giving effect to the anticipated acquisition of the Platform, Greenrose is expected to generate revenue and Adjusted EBITDA of approximately $158 million and $56 million, respectively, in 2021, exclusive of additional M&A activity that Greenrose may undertake.

The board of directors of Greenrose and the governing bodies of each of the Platform companies have unanimously approved the proposed transactions, and they are expected to close in the second or third quarter of 2021, subject to regulatory and stockholder/equity holder approvals, as well as other customary closing conditions.

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The tables below provide a synopsis of the assets, offerings and geographic footprint of each of the Platform companies.

Company	Key Geography and Assets	Highlights
Shango	- Arizona, California, Michigan, Nevada, Oregon - Six dispensaries and one additional Oregon license - Four cultivation and three processing facilities

-     Vertically integrated in Michigan with three dispensaries, 25,000 ft2 cultivation facility and two processing facilities

-     Vertically integrated in Nevada with one dispensary, one 20,000 ft2 cultivation facility, with current expansion of an additional 30,000 ft2, and one processing facility all within a 72,000 ft2 facility

-     Vertically integrated in Oregon with one dispensary and two cultivation facilities with 10,000 ft2 of total indoor cultivation capacity and 30,000 ft2 of total outdoor cultivation capacity

-      Agreement to manage True Harvest’s Arizona cultivation operations

-      One dispensary and distribution company in California

The Health Center	- Colorado - Three dispensaries - Three cultivation facilities and one processing facility

-      Cultivation assets with total capacity of 58,500 ft2

-      Vertically integrated assets to anchor horizontal consolidation of market

-      Focus on the Denver metro marketplace

-      High-end products at affordable prices

Theraplant	- Connecticut - One combined cultivation, processing, manufacturing and packaging facility	- One of only four growers in Connecticut - High barriers to entry - Cultivation facility with 68,000 ft2 of current capacity, with additional 30,000 ft2 of capacity under construction

True Harvest	- Arizona - One cultivation facility and one processing facility

-   74,000 ft2 cultivation facility currently under internal expansion to double capacity from 4 to 8 cultivation rooms, run by Shango growers

-   Expands Shango footprint in Arizona

- Currently under expansion to double capacity

-   Accelerated consumer demand in new recreational market

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Advisors

Imperial Capital, LLC is acting as capital markets advisor to Greenrose. Tarter Krinsky & Drogin LLP is acting as legal advisor to Greenrose. Gateway Group is serving as communications advisor to Greenrose.

Webinar

Greenrose has made available a video webinar to discuss the proposed transaction. To watch the video, click here and use the password: GNRS2021!

The presentation accompanying the webinar can also be accessed via Greenrose’s website at: greenrosecorp.com.

About Greenrose

Greenrose Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Following the transactions forming the Platform, Greenrose will be a vertically integrated, multistate operator cannabis company. For more information, visit greenrosecorp.com.

About Shango

Shango is an established vertically integrated cannabis brand offering a full range of award-winning products, including flower, extracts and cannabis-infused edibles, in California, Oregon, Michigan and Nevada, with additional cultivation and distribution operations in Arizona and California, respectively. The Shango brand has multiple full-service recreational and medical cannabis dispensaries in Oregon and Nevada, as well as a medical cannabis provisioning center in Michigan. A recognized leader in the cannabis industry, Shango sets the standards for product quality, consistency and business conduct. Shango is committed to cannabis education and is a fierce advocate of the safe and responsible use of cannabis products. For more information, go to www.goshango.com.

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About The Health Center

The Health Center is a vertically integrated cannabis company operating in the Colorado market. Boasting upwards of 40 varieties of award-winning strains at any given time, the THC team prides itself on offering the best variety, potency, and effectiveness of any cannabis in the region. In addition to their cultivation business, THC operates as a manufacturer of infused products through “MIPs” operations and three retail stores. For more information, please visit www.thchealth.com.

About Theraplant

Locally owned and operated, Theraplant was Connecticut’s first state-licensed medical marijuana producer and in October 2014 became the first producer to distribute medical cannabis in the Connecticut market. Theraplant designs premium cannabis genetics to offer a wide variety of compositions to meet needs of the state’s medical cannabis cardholders for all approved treatment conditions. Theraplant continually leads the market in making quality medical cannabis affordable to the greatest range of patients. For more information, visit www.theraplant.com.

About True Harvest

True Harvest is a premium craft cannabis producer operating one of the largest indoor cannabis facilities in Arizona. True Harvest is passionate about growing the finest cannabis and preserving the health and well-being of its medical patients, employees and community. The True Harvest team takes personal pride in delivering meticulous plant care and exceptional cannabis experiences, with cultivation operations based in Arizona.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Greenrose’s or the Portfolio’s, control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to obtain Greenrose stockholder approval of the business combinations, the inability to complete the transaction contemplated by each of the respective merger or acquisition agreements because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed business combinations, which may be affected by, among other things, the amount of cash available following any redemptions by Greenrose stockholders; liquidity of Greenrose’s stock once quoted on the OTCQX; costs related to the proposed business combinations; Greenrose’s ability to manage growth; Greenrose’s ability to identify and integrate other future acquisitions; rising costs adversely affecting Greenrose’s profitability; competition in the legal cannabis industry; adverse changes to the legal environment for the cannabis industry; and general economic and market conditions impacting demand for Greenrose’s products and services. See the risk factors disclosed in the proxy statement for the business combinations for additional risks associated with the business combinations. None of Greenrose, Shango, THC, True Harvest or Theraplant undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should not unduly rely on any estimates, projections or other forward-looking statements or data contained herein.

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Disclaimer Regarding Financial Information

The financial information presented in this press release is based on preliminary, unaudited financial statements prepared by Greenrose’s management using financial information provided by management of each company of the Platform. Accordingly, such financial information may be subject to change. While Greenrose does not expect there to be any material changes to the financial information provided in the press release, any variation between the Platform’s actual results and the preliminary financial information set forth herein may be material.

Additional Information About the Proposed Business Combination and Where to Find It

For additional information about the proposed business combinations, see Greenrose’s Current Report on Form 8-K (including the investor presentation included as an exhibit thereto), which will be filed promptly with the Securities and Exchange Commission and will be available at the SEC’s website at www.sec.gov.

The proposed transactions will be submitted to shareholders of Greenrose for their approval. In connection with the proposed business combinations, Greenrose will file with the SEC a preliminary and definitive proxy statements in connection with a special meeting of the stockholders of Greenrose to consider and vote on the business combination and related matters. Greenrose will mail the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of Greenrose are advised to read, when available, the draft of the preliminary proxy statement, and amendments thereto, and the definitive proxy statement, which will contain important information about the proposed business combinations and the parties to it. The definitive proxy statement will be mailed to stockholders of Greenrose as of a record date to be established for voting on the proposed business combinations. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701, Attention: Chief Executive Officer.

Non-GAAP Financial Measures

Consistent with SEC regulations, this press release includes certain non-GAAP financial measures that are unaudited, including Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted to (i) eliminate certain non-operating income or expense items, (ii) eliminate the impact of certain non-cash and other items that are included in profit or loss for the period, and (iii) eliminate certain unusual items impacting results in a particular period. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Greenrose believes that the use of such non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results. Non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.

In addition, in evaluating Adjusted EBITDA, you should be aware that, as described above, the adjustments may vary from period to period and in the future Greenrose will incur expenses such as those used in calculating these measures. Greenrose’s presentation of such measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items.

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Participants in the Solicitation

Greenrose, Shango, THC, True Harvest, Theraplant, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Greenrose stockholders in connection with the proposed business combinations. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Greenrose’s directors in the final prospectus for Greenrose’s initial public offering dated as of February 11, 2020 and that was filed with the SEC on February 11, 2020, as well as in its annual report on Form 10-K filed with the SEC on March 11, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combinations when it becomes available, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investor Relations Contact:
Gateway Investor Relations

Sean Mansouri, CFA or Cody Slach

(949) 574-3860

GNRS@gatewayir.com

Greenrose Contact:

Daniel Harley

Executive Vice President, Business Development

(516) 307-0383

ir@greenrosecorp.com

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